UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2006.

Commission File Number of issuing entity: 333-131358-02	Commission File Number of issuing entity: 333-131358-01

BA CREDIT CARD TRUST	BA MASTER CREDIT CARD TRUST II
(Exact name of issuing entity as specified in its charter)	(Exact name of issuing entity as specified in its charter)
(Issuing Entity of the Notes)	(Issuing Entity of the Collateral Certificate)

Commission File Number of depositor: 333-136122

BA CREDIT CARD FUNDING, LLC

(Exact name of depositor as specified in its charter)

Commission File Number of sponsor: 333-131358

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of Incorporation or organization of the issuing entity)	(State or other jurisdiction of Incorporation or organization of the issuing entity)

c/o Wilmington Trust Company Rodney Square North 1100 N. Market Street Wilmington, DE 19890-0001	c/o BA Credit Card Funding, LLC 214 North Tryon Street Charlotte, NC 28255
(Address of principal executive offices of issuing entity)	(Address of principal executive offices of issuing entity)

(302) 651-1284	(704) 683-4915
(Telephone number, including area code)	(Telephone number, including area code)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	c/o FIA Card Services, National Association 1100 N. King Street Wilmington, DE 19884-0781
(Former name, former address, if changed since last report)	(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01 Other Events.

As previously reported, on January 1, 2006, MBNA Corporation merged with and into Bank of America Corporation. As a result of the merger, MBNA America Bank, National Association (“MBNA”) became a wholly-owned subsidiary of Bank of America Corporation. On June 10, 2006, MBNA changed its name to FIA Card Services, National Association (“FIA”).

On October 20, 2006, Bank of America, National Association (USA) (“BANA(USA)”), a subsidiary of Bank of America Corporation, merged with and into FIA. Coinciding with the merger of BANA(USA) with and into FIA, BA Credit Card Funding, LLC (“Funding”), a recently-formed Delaware limited liability company and an affiliate of FIA, succeeded FIA as the depositor of the BA Master Credit Card Trust II (“Master Trust II”) and the BA Credit Card Trust (“BACCT”), effective on October 20, 2006 (the “Substitution Date”).

Prior to the Substitution Date, FIA formed Master Trust II and transferred credit card receivables arising in accounts originated or acquired by FIA to Master Trust II. On and after the Substitution Date, FIA will originate and own credit card accounts from which receivables may be transferred to Banc of America Consumer Card Services, LLC (“BACCS”), a limited liability company formed under the laws of North Carolina and an indirect subsidiary of FIA. Certain of the receivables transferred to BACCS may be sold to Funding by BACCS, for addition to Master Trust II. FIA will remain the sponsor of Master Trust II and BACCT. In addition, FIA will remain the originator of the receivables transferred to Master Trust II, and FIA will continue to administer and service the receivables transferred to Master Trust II.

In connection with the succession and related events described above, each of the following agreements was executed on the Substitution Date:

(a) the Amended and Restated Receivables Contribution and Sale Agreement, dated as of October 20, 2006, between FIA and BACCS, a copy of which is filed as Exhibit 4.1 to this report;

(b) the Receivables Purchase Agreement, dated as of October 20, 2006, between BACCS and Funding, a copy of which is filed as Exhibit 4.2 to this report;

(c) the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006, among Funding, as transferor, FIA, as servicer, and The Bank of New York, as trustee (the “Trustee”), a copy of which is filed as Exhibit 4.3 to this report;

(d) the Second Amended and Restated Series 2001-D Supplement to the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006, among Funding, FIA and the Trustee, a copy of which is filed as Exhibit 4.4 to this report;

(e) the Third Amended and Restated Trust Agreement of the BA Credit Card Trust, dated as of October 20, 2006, between Funding and Wilmington Trust Company, a copy of which is filed as Exhibit 4.5 to this report;

(f) the Second Amended and Restated Indenture, dated as of October 20, 2006, between BA Credit Card Trust and The Bank of New York, as indenture trustee, a copy of which is filed as Exhibit 4.6 to this report; and

(g) the Amended and Restated Delegation of Servicing Agreement, dated as of October 20, 2006, between FIA and Banc of America Card Servicing Corporation, a copy of which is filed as Exhibit 99.1 to this report.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following are filed as Exhibits to this Report.

Exhibit 4.1	Amended and Restated Receivables Contribution and Sale Agreement, dated as of October 20, 2006.

Exhibit 4.2	Receivables Purchase Agreement, dated as of October 20, 2006.

Exhibit 4.3	Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006.

Exhibit 4.4	Second Amended and Restated Series 2001-D Supplement to the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006.

Exhibit 4.5	Third Amended and Restated Trust Agreement of the BA Credit Card Trust, dated as of October 20, 2006.

Exhibit 4.6	Second Amended and Restated Indenture, dated as of October 20, 2006.

Exhibit 99.1	Amended and Restated Delegation of Servicing Agreement, dated as of October 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA Credit Card Funding, LLC,
Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

By:	/s/ Marcie E. Copson-Hall
Name:	Marcie E. Copson-Hall
Title:	President

October 20, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Amended and Restated Receivables Contribution and Sale Agreement, dated as of October 20, 2006.

Exhibit 4.2	Receivables Purchase Agreement, dated as of October 20, 2006.

Exhibit 4.3	Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006.

Exhibit 4.4	Second Amended and Restated Series 2001-D Supplement to the Second Amended and Restated Pooling and Servicing Agreement, dated as of October 20, 2006.

Exhibit 4.5	Third Amended and Restated Trust Agreement of the BA Credit Card Trust, dated as of October 20, 2006.

Exhibit 4.6	Second Amended and Restated Indenture, dated as of October 20, 2006.

Exhibit 99.1	Amended and Restated Delegation of Servicing Agreement, dated as of October 20, 2006.